Exhibit 32

                           Section 1350 Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       with Respect to the North Valley Bancorp Annual Report on Form 10-K
                      for the year ended December 31, 2007

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

      1. The Company's Annual Report on Form 10-K for the year ended December 31, 2007 (the "Form 10-K") fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2008                   /s/ MICHAEL J. CUSHMAN
                                        ----------------------------------------
                                        Michael J. Cushman
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

Dated: March 12, 2008                   /s/ KEVIN R. WATSON
                                        ----------------------------------------
                                        Kevin R. Watson
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer & Principal
                                        Accounting Officer)

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